Exhibit 99.1

LETTER OF TRANSMITTAL

Offer to Exchange Its

6.30% Senior Notes due 2016

Which Have Been Registered Under the Securities Act of 1933

for Any and All Outstanding

6.30% Senior Notes due 2016

Pursuant to the Prospectus dated                     , 2007

USG CORPORATION

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2007,

UNLESS EXTENDED BY US (THE “EXPIRATION DATE”). TENDERS OF OUTSTANDING NOTES

MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

Wells Fargo Bank, N.A

By Registered or Certified Mail, Regular Mail or

Overnight Carrier or in Person by Hand Delivery:

Wells Fargo Bank, N.A.

Attn: Todd Schulman

230 West Monroe Street

Suite 2900

Chicago, Illinois 60606

By Facsimile:

(312) 726-2158

To Confirm by Telephone:

(312) 845-9761

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS BY FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN AND DATE THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

The undersigned hereby acknowledges receipt of the Prospectus dated                     , 2007 of USG Corporation, a Delaware corporation, which together with this letter of transmittal constitute the Company’s offer to exchange $500 million in aggregate principal amount of its 6.30% Senior Notes due 2016, which have been registered under the Securities Act of 1933, as amended, for $500 million in aggregate principal amount of its outstanding 6.30% Senior Notes due 2016.

IF YOU DESIRE TO EXCHANGE YOUR OUTSTANDING NOTES FOR AN EQUAL PRINCIPAL AMOUNT OF EXCHANGE NOTES, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus (as defined below).

This Letter of Transmittal is to be used by holders of Outstanding Notes (as defined below) either if Outstanding Notes are to be forwarded herewith or, unless an agent’s message is utilized, tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by Wells Fargo Bank, N.A. (the “Exchange Agent”) at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer — Procedures for Tendering Outstanding Notes” in the Prospectus.

Holders of Outstanding Notes whose certificates for such Outstanding Notes (the “Certificates”) are not immediately available or who cannot deliver their Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may tender their Outstanding Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer — Procedures for Tendering Outstanding Notes — Guaranteed Delivery” in the Prospectus.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal, the Notice of Guaranteed Delivery and related documents may be directed to Wells Fargo Bank, N.A., at the address and telephone number set forth on the cover page of this Letter of Transmittal. See Instruction 8 below.

List below the Outstanding Notes of which you are a holder. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 3.

All Tendering Holders Complete this Box:

DESCRIPTION OF OUTSTANDING NOTES TENDERED
Name(s) and address(es) of registered holder(s) (Please fill in, if blank)	Outstanding Notes Tendered (attach additional schedule if necessary)
	Certificate Number(s)*	Aggregate Principal Amount	Principal Amount Tendered**

		$	$
	Total Amount Tendered:	$	$

*	Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.

**	Need not be completed if tendering for exchange of all Outstanding Notes held. Outstanding Notes may be tendered in whole or in part in integral multiples of $1,000. All Outstanding Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY.

SEE INSTRUCTION 1)

METHOD OF DELIVERY

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Participant:

DTC Account Number:                                                       Transaction Code Number:

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Notice of Guaranteed Delivery:

Institution Which Guaranteed Delivery:

If Guaranteed Delivery Is to Be Made by Book-Entry Transfer:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OUTSTANDING NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Telephone Number and Contact Person:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to USG Corporation, a Delaware corporation (the “Company”), the above-described principal amount of the Company’s outstanding 6.30% Senior Notes due 2016 (the “Outstanding Notes”), in exchange for an equal principal amount of the Company’s 6.30% Senior Notes due 2016 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), upon the terms and subject to the conditions set forth in the Prospectus dated                     , 2007 (as may be amended or supplemented from time to time, the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the “Exchange Offer”).

Subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer and as Trustee under the Indenture for the Outstanding Notes and the Exchange Notes) with respect to the tendered Outstanding Notes, with full power of substitution and re-substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to: (1) deliver Certificates for Outstanding Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes; (2) present Certificates for such Outstanding Notes for transfer, and to transfer such Outstanding Notes on the account books maintained by DTC or any other relevant securities register; and (3) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned represents and warrants that the undersigned (1) owns the Outstanding Notes tendered and is entitled to tender such Outstanding Notes; and (2) has full authority to tender, exchange, sell, assign and transfer the Outstanding Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances other than restrictions on transfer, and that the Outstanding Notes tendered hereby are not and will not be subject to any adverse claims, rights restrictions or proxies of any kind. The undersigned also represents and warrants that it will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Outstanding Notes tendered hereby or to transfer ownership of such Outstanding Notes on the account books maintained by DTC. The undersigned has read and agrees to all of the terms of the Exchange Offer.

The name(s) and address(es) of the registered holder(s) of the Outstanding Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Outstanding Notes. The Certificate number(s) and amount of Outstanding Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Outstanding Notes than are tendered or accepted for exchange, Certificates for such unexchanged or untendered Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered pursuant to book-entry transfer, such Outstanding Notes will be credited to the account maintained by the Exchange Agent at DTC indicated above in the box entitled “Description of Outstanding Notes Tendered”), without expense to the tendering holder promptly following the expiration or termination of the Exchange Offer.

The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described under “The Exchange Offer — Procedures for Tendering Outstanding Notes” in the Prospectus and in the Instructions herein will, upon the Company’s acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Notes tendered hereby.

Unless otherwise indicated herein under “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Notes, be credited to the account maintained by the Exchange Agent at DTC indicated above in the box entitled “Description of Outstanding Notes Tendered.” If applicable, substitute Certificates representing Outstanding Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account at DTC indicated above. Similarly, unless otherwise indicated under “Special Delivery Instructions” below the undersigned hereby directs that the Exchange Notes be delivered to the undersigned at the address shown below the undersigned’s signature.

By tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that: (1) the undersigned is not an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act; (2) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business; (3) the undersigned is not participating in, and has no arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer; (4) if the undersigned or any beneficial owner is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations; (5) if the undersigned or any beneficial owner is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985; (6) the undersigned and each beneficial owner acknowledge and agree that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the “SEC”) set forth in certain no-action letters; (7) the undersigned and each beneficial owner understand that a secondary resale transaction described in clause (6) above and any resales of Exchange Notes or interests therein obtained by such holder in exchange for Outstanding Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K or the SEC; and (8) the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes.

If the undersigned is a broker-dealer, by tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned represents and agrees that such Outstanding Notes were acquired by such broker-dealer for its own account as a result of market-making or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The Company has agreed that for a period of 90 days after the expiration of the Exchange Offer, it will make the Prospectus available to any participating broker-dealer in connection with any such resale.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus and in the Instructions contained in this Letter of Transmittal, this tender is irrevocable.

Tendered Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City Time on                     , 2007 or on such later date or time to which the Company may extend the Exchange Offer.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

(Complete accompanying Substitute Form W-9)

Signature(s) of Owner(s)

Dated:

This Letter of Transmittal must be signed by the registered holder(s) exactly as his, her, its or their name(s) appear(s) on the Certificate(s) for the Outstanding Notes, or by person(s) authorized to become registered holder(s) by a properly completed instrument of transfer from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign and date this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then please set forth full title. See Instructions 2 and 5.

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Tel. No.:

Taxpayer Identification or Social Security Number:

Signature(s) Guaranteed by:

(If Required—See Instructions 2 and 5)

Authorized Signature:

Name of Firm:

Address and Tel. No.:

Dated:

Medallion Guarantee:

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 2, 5 AND 6)

TO BE COMPLETED ONLY IF CERTIFICATES FOR OUTSTANDING NOTES NOT EXCHANGED AND/OR EXCHANGE NOTES ARE TO BE ISSUED IN THE NAME OF AND SENT TO SOMEONE OTHER THAN THE PERSON WHOSE SIGNATURE(S) APPEAR(S) ON THIS LETTER OF TRANSMITTAL ABOVE.

ISSUE EXCHANGE NOTES AND/OR OUTSTANDING NOTES TO:

NAME:

(PLEASE TYPE OR PRINT)

ADDRESS:

                                                                                                              (ZIP CODE)

TELEPHONE NUMBER:

TAXPAYER IDENTIFICATION NUMBER OR SOCIAL SECURITY NUMBER:

(COMPLETE SUBSTITUTE FORM W-9)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 2, 5 AND 6)

TO BE COMPLETED ONLY IF CERTIFICATES FOR OUTSTANDING NOTES NOT EXCHANGED AND/OR EXCHANGE NOTES ARE TO BE SENT TO SOMEONE OTHER THAN THE PERSON OR PERSONS WHOSE SIGNATURE(S) APPEAR(S) ON THIS LETTER OF TRANSMITTAL ABOVE OR TO SUCH PERSON OR PERSONS AT AN ADDRESS OTHER THAN SHOWN IN THE BOX ABOVE ENTITLED “DESCRIPTION OF OUTSTANDING NOTES TENDERED.”

DELIVER EXCHANGE NOTES AND/OR OUTSTANDING NOTES TO:

NAME:

(PLEASE TYPE OR PRINT)

ADDRESS:

                                                                                                              (ZIP CODE)

TELEPHONE NUMBER:

TAXPAYER IDENTIFICATION NUMBER OR SOCIAL SECURITY NUMBER:

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR OUTSTANDING NOTES AND ANY OTHER DOCUMENTS REQUIRED) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

INSTRUCTIONS

1.	Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures

A holder of Outstanding Notes may tender the same by (a) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the Certificate or Certificates, if applicable, representing the Outstanding Notes being tendered, and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, (b) complying with the procedure for book-entry transfer described below or (c) complying with the guaranteed delivery procedures described below.

Holders of Outstanding Notes may tender their Outstanding Notes by book-entry transfer by crediting the Outstanding Notes to the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an Agent’s Message (as defined below) to the Exchange Agent for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Deliver through ATOP. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The term “Agent’s Message” means a message, transmitted by DTC and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the tendering participant that (a) such participant has received and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal and (b) the Company may enforce the Letter of Transmittal against such participant. The term “book-entry confirmation” means a timely confirmation of book-entry transfer of Outstanding Notes into the Exchange Agent’s account at DTC. Outstanding Notes may be tendered in whole or in part in integral multiples of $1,000 principal amount.

If a holder desires to tender outstanding notes in the exchange offer and (a) that holder’s certificates for the outstanding notes are not immediately available; (b) that holder cannot deliver his, her or its certificates, the letter of transmittal and all other required documents to the exchange agent prior to the expiration date; or (c) that holder cannot complete the procedures for book-entry transfer on a timely basis, the holder may still tender the outstanding notes by complying with all of the following guaranteed delivery procedures as provided in “The Exchange Offer — Procedures for Tendering Outstanding Notes — Guaranteed Delivery” in the Prospectus:

•	the tender is made by or through an Eligible Institution;

•

on or prior to the expiration date, the Exchange Agent receives from the Eligible Institution a properly completed and signed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, delivered by hand or transmitted by facsimile or mail, and including a guarantee by the Eligible Institution, stating the name and address of the holder of outstanding notes and the amount of outstanding notes tendered, stating that the tender is being made by the notice and guaranteeing that within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered outstanding notes, in proper form for transfer, or a book-entry confirmation, as the case may be, and any other documents required by the letter of transmittal will be deposited by the Eligible Institution with the exchange agent, including a guarantee by an Eligible Institution; and

•

the certificates (or book-entry confirmation) representing all tendered outstanding notes, in proper form for transfer, together with a properly completed and signed letter of transmittal, with any required signature guarantees (or book-entry confirmation) and any other documents required by the letter of transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

The term “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein): (a) a bank; (b) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings association.

The method of delivery of Certificates for Outstanding Notes, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering holder, and delivery will be deemed made only when these documents are actually received by the Exchange Agent. If delivery is by mail, it is recommended that the holder use registered mail properly insured with return receipt requested. Alternatively, it is recommended that holders use an overnight or hand delivery service. In all cases, holders should allow sufficient time to assure timely delivery to the Exchange Agent and should obtain proper insurance. No Letter of Transmittal or Certificates for Outstanding Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect these transactions for such holders.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.	Guarantee of Signatures.

Endorsements on Certificates for outstanding notes tendered and signature guarantees on this Letter of Transmittal or a notice of withdrawal, as the case may be, are unnecessary unless:

•

a certificate for outstanding notes is registered in a name other than that of the signor of this Letter of Transmittal (except in the case of outstanding notes tendered for the account of an eligible guarantor institution); or

•	a registered holder completes either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above.

In either of these cases, the Certificates for Outstanding Notes must be endorsed or accompanied by a properly executed written instrument of transfer, with the endorsement or signature on the instrument of transfer and on this Letter of Transmittal or the notice of withdrawal, as the case may be, guaranteed by an Eligible Institution.

3.	Inadequate Space.

If the space provided in the box captioned “Description of Outstanding Notes Tendered” is inadequate, the Certificate number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.	Partial Tenders and Withdrawal Rights

Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000 stated principal amount. If less than all of the Outstanding Notes represented by any Certificate delivered to the Exchange Agent are being tendered, fill in the principal amount of Outstanding Notes being tendered in the “Principal Amount Tendered” column in the box entitled “Description of Outstanding Notes Tendered” above. In such case, new Certificate(s) for the remainder of the Outstanding Notes that were represented by the old Certificate(s) will be sent to the tendering holder, unless the appropriate boxes on this Letter of Transmittal are completed, promptly after the Expiration Date. The entire amount of Outstanding Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated in this Letter of Transmittal.

Except as otherwise provided herein or in the Prospectus, tenders of Outstanding Notes pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Outstanding Notes to be withdrawn, the aggregate principal amount of Outstanding Notes to be withdrawn and, if Certificates for such Outstanding Notes have been tendered, the name of the registered holder of the Outstanding Notes as set forth on the Certificate(s), if different from that of the person who tendered such Outstanding Notes. If Certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, the notice of withdrawal must specify the serial numbers on the particular Certificates for the Outstanding Notes to be withdrawn, and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Outstanding Notes tendered for the account of an Eligible Institution. If Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer set forth above and in “The Exchange Offer — Procedures for Tendering Outstanding Notes — Book-Entry Transfer” in the Prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Outstanding Notes and must otherwise comply with the procedures of DTC. Withdrawals of tenders of Outstanding Notes may not be rescinded. Outstanding Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures set forth above or in “The Exchange Offer — Procedures for Tendering Outstanding Notes” in the Prospectus.

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its reasonable judgment, and that determination shall be final and binding on all parties. The Company reserves the right, in its reasonable judgment, to reject any withdrawal notices that it determines are not in proper form. Neither the Company, any affiliates of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Outstanding Notes that have been validly withdrawn will be returned to the holder thereof promptly after withdrawal.

5.	Signatures on Letter of Transmittal and Endorsements.

If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) or on a security position listing, without alteration, enlargement or any change whatsoever.

If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign and date this Letter of Transmittal.

If any tendered Outstanding Notes are registered in different names on several Certificates, it will be necessary to complete, sign, date and submit as many separate Letters of Transmittal (or facsimiles thereof or Agent’s Messages in lieu thereof) as there are names in which Certificates are registered.

If this Letter of Transmittal, Certificate for Outstanding Notes, bond power signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit evidence reasonably satisfactory to the Company, unless waived by the Company, of such persons’ authority to so act.

When this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Outstanding Notes listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate bond power(s), signed exactly as the name(s) of the registered owner(s) appear(s) on the Certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the

Outstanding Notes may require in accordance with the restrictions on transfer applicable to the Outstanding Notes. Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

6.	Special Issuance or Delivery Instructions

If Exchange Notes or Certificates for Outstanding Notes not exchanged are to be issued in the name of a person other than the signer of this Letter of Transmittal, or are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal above should be completed. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, Outstanding Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account maintained by the Exchange Agent at DTC indicated above.

7.	Determination of Validity.

The Company will determine, in its reasonable judgment, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Outstanding Notes, and that determination shall be final and binding on all parties. The Company reserves the right, in its reasonable judgment, to reject any tenders that it determines are not in proper form or the acceptance of which may, in the view of counsel to the Company, be unlawful. The Company also reserves the right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in “The Exchange Offer — Conditions to the Exchange Offer” in the Prospectus or any defect or irregularity in any tender of Outstanding Notes of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the Instructions) will be final and binding on all parties. No tender of Outstanding Notes will be deemed to have been validly made until all defects or irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates nor assigns of the Company, the Exchange Agent, or any other person shall be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

8.	Questions, Requests for Assistance and Additional Copies.

Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery should be directed to the Exchange Agent at its address and telephone number set forth above. Additional copies of such documents may also be obtained from your broker, dealer, commercial bank, trust company or other nominee.

9.	Backup Withholding; Substitute Form W-9.

Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes may be subject to backup withholding at the rate of 28%. In order to avoid backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number (“TIN”) and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the “IRS”) that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I, the Company (or the paying agent under the Indenture governing the Exchange Notes) will retain a percentage (equal to the applicable backup withholding rate of 28%) of payments made to the tendering holder during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with its TIN within 60-days after the date of the Substitute Form W-9, the Company (or the paying agent) will remit such amounts retained during the 60-day period to the holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, the holder does not provide the Exchange Agent or the Company with its TIN within such 60-day period, the Company (or the paying agent) will remit such previously retained amounts to the IRS as backup withholding and, until a correct TIN is provided, will backup withhold (at the applicable rate) on all payments made thereafter. In general, if a holder is an individual, the taxpayer identification number is that individual’s Social Security Number. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit to the Exchange Agent or the Company the appropriate IRS Form W-8, signed under penalties of perjury, attesting to that individual’s exempt status. Such forms can be obtained from the Exchange Agent upon request. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Outstanding Notes are registered in more than one name), consult the guidelines included in the Request for Taxpayer Identification Number and Certification on Form W-9. You may obtain a copy of this document at the IRS’ website at http://www.irs.gov.

Failure to complete the Substitute Form W-9 will not, by itself, cause Outstanding Notes to be deemed invalidly tendered, but may require the Company (or the paying agent) to withhold (at the applicable rate) from any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10.	Mutilated, Lost, Destroyed or Stolen Certificates

The Company will replace any mutilated security at the holder’s expense upon surrender of the security to the trustee. The Company will replace securities that become destroyed, stolen or lost at the holder’s expense upon delivery to the trustee of the security or evidence of the destruction, loss or theft satisfactory to us and the trustee. In the case of a destroyed, lost or stolen security, an indemnity satisfactory to the trustee and the Company may be required at the holder’s expense before the Company will issue a replacement security.

11.	Security Transfer Taxes.

A holder who tenders Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith unless such holder instructs the Company to deliver Exchange Notes to, or issue Exchange Notes in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in connection with the Exchange Offer, in which case the amount of any applicable transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of a transfer tax or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer tax will be billed directly to the tendering holder.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES REPRESENTING TENDERED OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

IF FURTHER INSTRUCTIONS ARE NECESSARY, CONTACT THE EXCHANGE AGENT AT 1-800-344-5128.

TO BE COMPLETED BY ALL TENDERING REGISTERED HOLDERS

(SEE INSTRUCTION 9)

PAYOR’S NAME:

SUBSTITUTE FORM W-9 Department of the Treasury, Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1 — Please provide your TIN in the box at right and certify by signing and dating below.	TIN ____________________ (Social Security Number or Employer ID Number)
Part 2 — For Payees exempt from backup withholding (See instructions below)

Part 3 — Certifications — Under penalties of perjury, I certify that:

(1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Signature: __________________________        Date:________________________

You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2) (also see instructions in the enclosed Guidelines).

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

WROTE “APPLIED FOR” IN PART 1 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within 60 days.

Signature:	Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SENIOR NOTES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH REGISTERED HOLDER OR HIS OR HER BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE EXCHANGE AGENT AT ONE OF ITS ADDRESSES SET FORTH BELOW.

The Exchange Agent is:

Wells Fargo Bank, N.A.

By Registered or Certified Mail, Regular Mail or

Overnight Carrier or in Person by Hand Delivery:

Wells Fargo Bank, N.A.

Attn: Todd Schulman

230 West Monroe Street

Suite 2900

Chicago, Illinois 60606

By Facsimile:

(312) 726-2158

To Confirm by Telephone:

(312) 845-9761

Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone numbers listed above. Additional copies of this Letter of Transmittal and other documents may be obtained from the Exchange Agent, and will be furnished promptly at the Company’s expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYOR. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payor. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

FOR THIS TYPE OF ACCOUNT:		GIVE THE SOCIAL SECURITY NUMBER OF —

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)

5.	Sole proprietorship or single-owner LLC	The owner (3)

FOR THIS TYPE OF ACCOUNT:		GIVE THE EMPLOYER IDENTIFICATION NUMBER OF —

6.	Sole proprietorship or single-owner LLC	The owner (3)

7.	A valid trust, estate, or pension trust	The legal entity (4)

8.	Corporate or LLC electing corporate status on Form 8832	The corporation

9.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization

10.	Partnership	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

2.	Circle the minor’s name and furnish the minor’s social security number.

3.	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

4.	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5. Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1-800-TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING PAYEES SPECIFICALLY EXEMPTED FROM WITHHOLDING INCLUDE:

•

An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•

The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.

OTHER PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

PAYMENTS OF INTEREST GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

•

Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the Payor.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART II OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PRIVACY ACT NOTICE. Section 6109 requires you to provide your correct taxpayer identification number to payors, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold as much as 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a Payor. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a Payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.